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                                                                    EXHIBIT 23b







                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
ESCO Electronics Corporation:

We consent to the use of our reports incorporated herein by reference.









KPMG LLP



St. Louis, Missouri
May 6, 1999